Davis New York Venture Fund
Authorized series of
Davis New York Venture Fund, Inc.
Supplement dated June 23, 2025
to the Prospectus dated November 29, 2024

As of the close of business on July 29, 2025 (the “Conversion Date”), all outstanding Class B shares of Davis New York Venture Fund will be converted to Class A shares (the “Conversion”). Shareholders may continue to hold their Class B shares until the Conversion Date and Class B shares will continue to automatically convert to Class A shares under the existing conversion schedule, as described in the Fund’s Prospectus. Class B shares that are converted to Class A shares in connection with the Conversion will not be subject to a contingent deferred sales charge (“CDSC”), nor will any sales charges be assessed in connection with the Class A shares that a shareholder receives in exchange for such Class B shares. Please note, however, that any redemption of Class B shares not associated with the Conversion will be subject to any applicable CDSC.
Following the conversion of the Fund’s Class B shares, Class B shares will be terminated. Accordingly, on or about July 29, 2025, all references to Class B shares in the Prospectus, Summary Prospectus, and Statement of Additional Information are hereby deleted.

Davis New York Venture Fund
An authorized series of
Davis New York Venture Fund, Inc.
Supplement dated June 23, 2025
to the Prospectus dated November 29, 2024

Effective June 1, 2025, the following regarding Wells Fargo Advisors is added to Appendix A: Intermediary-Specific Sales Charge Waivers and Discounts:

Wells Fargo Advisors Financial Network, LLC (collectively, “Wells Fargo Advisors”)

Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.
Effective October 1, 2025, Clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the prospectus or statement of additional information (“SAI”). In all instances, it is the investor's responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.
Wells Fargo Advisors Class A share front-end sales charge waivers information.
Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:
◾
Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV.

◾	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.
Wells Fargo Advisors Class 529-A share front-end sales charge waivers information.
Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of the fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:
◾	Shares purchased through a rollover from another 529 plan.
◾	Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan.
◾
Wells Fargo Advisors is not able to apply the NAV Reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of Wells Fargo systems will need to do so directly with the Plan or a financial intermediary that supports this feature.

Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.
Wells Fargo Advisors Contingent Deferred Sales Charge information.
◾	Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.
Wells Fargo Advisors Class A front-end load discounts
Wells Fargo Advisors Clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:
◾
Effective October 1, 2025, SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.

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Effective October 1, 2025, Employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans.

◾	Gifts of shares will not be considered when determining breakpoint discounts.